SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


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                                   FORM 10-Q



                   Quarterly Report Under Section 13 or 15(d) of
                        the Securities Exchange Act of 1934



For Quarter Ended June 30, 2000                  Commission file number 1-4881




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AVON PRODUCTS, INC.
(Exact name of registrant as specified in its charter)





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EXHIBITS


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                            AVON PRODUCTS, INC.

                             INDEX TO EXHIBITS

Exhibit
Number                    Description
-------                   -----------
3.4       Restated Certificate of Incorporation
          of Avon Products, Inc. effective May 8, 2000

27        Financial Data Schedule.